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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549


                                   FORM 8-K
                                CURRENT REPORT



                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                               January 17, 2000
                     -------------------------------------
               Date of Report (date of earliest event reported)


                       PRIMUS KNOWLEDGE SOLUTIONS, INC.
                   -----------------------------------------
            (Exact name of registrant as specified in its charter)


                                  Washington
                   ----------------------------------------
                 (State or other jurisdiction of incorporation)



             0-26273                                     91-1350484
           -----------                                 --------------
     (Commission File Number)                 (IRS Employer Identification No.)




                       Primus Knowledge Solutions, Inc.
                         1601 Fifth Avenue, Suite 1900
                           Seattle, Washington 98101
           ---------------------------------------------------------
   (Address including zip code of registrant's principal executive offices)


                                (206) 292-1000
              ---------------------------------------------------
             (Registrant's telephone number, including area code)
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Item 4.   Changes In Registrant's Certifying Accountants

     On January 17, 2000 Primus Knowledge Solutions, Inc. engaged KPMG LLP ("KPMG") as its certifying accountant. Management has not previously consulted with KPMG on any accounting or financial reporting matters.


                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       PRIMUS KNOWLEDGE SOLUTIONS, INC.


Date:  January 21, 2000                /s/ Elizabeth J. Huebner
                                       -------------------------------------
                                       Elizabeth J. Huebner
                                       Executive Vice President and Chief
                                       Financial Officer